Filed pursuant to Rule 497(a)

Registration File No. 333-197089

Rule 482 AD

TriplePoint Venture Growth BDC Corp. Announces the Pricing of its Public Offering of Common Stock

MENLO PARK, Calif., March 27, 2015 — TriplePoint Venture Growth BDC Corp. (NYSE:TPVG) (the “Company”) today announced that it has priced its follow-on offering of 6,500,000 shares of common stock resulting in net proceeds exclusive of offering expenses to the Company of approximately $94.6 million, or $14.55 per share.  The Company’s investment adviser has agreed to bear all of the gross underwriting spread and to pay to the underwriters an additional supplemental payment of approximately $0.11 per share, which reflects the difference between the public offering price and the proceeds per share received by the Company in this offering.  In addition, the Company has granted the underwriters a 30-day option to purchase up to 975,000 additional shares of its common stock. The Company intends to use the net proceeds from the offering to temporarily repay a portion of the outstanding borrowings under the credit facility and, through re-borrowings under the credit facility, make new investments in accordance with its investment objective and strategies and for general working capital purposes.  The closing of the offering is subject to customary closing conditions, and the shares are expected to be delivered on or about April 1, 2015.

Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC, Goldman, Sachs & Co. and UBS Securities LLC are acting as joint book-running managers for the offering.

Investors are advised to carefully consider the investment objective, risks and charges and expenses of the Company before investing.  The preliminary prospectus dated March 26, 2015, which has been filed with the Securities and Exchange Commission, contains this and other information about the Company and should be read carefully before investing.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.  A registration statement relating to these securities has been declared effective by the Securities and Exchange Commission.

The offering is being made only by means of a final written prospectus forming part of the effective registration statement.  A copy of the final prospectus relating to the offering may be obtained, when available, by contacting: Morgan Stanley & Co. LLC, Attn: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014; Wells Fargo Securities, LLC, Attention: Equity Syndicate at 375 Park Avenue, New York, NY 10152-4077, or by calling (800) 326-5897, or by email: cmclientsupport@wellsfargo.com; Goldman, Sachs & Co., Attn: Prospectus Department, 200 West Street, New York, NY 10282, or by calling (866) 471-2526, sending a request via facsimile at (212) 902-9316, or by email: prospectus-ny@ny.email.gs.com; or UBS Securities LLC, Attn: Prospectus Department, 299 Park Avenue, New York, NY 10171, or by calling (888) 827-7275.

About TriplePoint Venture Growth BDC Corp.

The Company is an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended.  It was formed to expand the venture growth stage business segment of its sponsor, TriplePoint Capital LLC (“TriplePoint Capital”).  The Company is the primary vehicle through which TriplePoint Capital focuses its venture growth stage business.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements,” which relate to future events or the Company’s future performance or financial condition, including statements with regard to the Company’s anticipated use of the net proceeds of the offering. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond the Company’s control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including those described from time to time in the Company’s filings with the Securities and Exchange Commission, including the final prospectus that will be filed with the Securities and Exchange Commission.  The Company undertakes no duty to update any forward-looking statements made herein, unless required to do so by law.  All forward-looking statements speak only as of the time of this press release.

Contact:

Abernathy MacGregor
Alan Oshiki, 212-371-5999
aho@abmac.com
Trevor Martin, 415-926-7961
trm@abmac.com